Summary of Significant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2015
Summary of Significant Accounting Policies (Textual)
Property and equipment, depreciation method	Straight-line method.
Property and equipment, estimated useful lives	Estimated useful lives range from three to eight years.
Income tax settlement amount, description	For tax positions that are more likely than not to be sustained upon audit, the second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.
Revenue recognition terms description	The terms of the joint development agreement require the counterparty to pay Nanoflex up to $120,000 for the Company's engineering related expenses upon successful completion of a proof of concept. Terms of the invoices are net 30 days.